                               TICKETMASTER GROUP, INC.
                         SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 30, 1995 and entered into by and among Ticketmaster Group, Inc., an Illinois corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS") and Wells Fargo Bank, National Association, as agent for Lenders ("AGENT"), and, for purposes of Section 6 hereof, the Credit Support Parties (as defined in Section 6 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of November 18, 1994, as amended by that certain First Amendment to Credit Agreement dated as of January 6, 1995 (as so amended, the "CREDIT AGREEMENT"), by and among Borrower, the Lenders named therein (the "Existing Lenders") and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS

         WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to
(i) add as Lenders under the Credit Agreement the financial institutions identified on the signature pages of this Amendment as "New Lenders", (ii) adjust certain of the covenants set forth therein, and (iii) make certain other modifications as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

         1.1  AMENDMENTS TO SECTION 1:  PROVISIONS RELATING
              TO DEFINED TERMS

         A. Section 1.2 of the Credit Agreement is hereby deleted and the following substituted therefor:

         SECTION 1.2. "ADJUSTED LEVERAGE RATIO" means, as of the end of each fiscal quarter of each Fiscal Year, the ratio of (a) all Debt for borrowed money and reimbursement obligations for letters of credit of Borrower and its Restricted Entities other than the Term Loans to the extent the Term Loans are secured as required by Section 2.15(b) to (b) (i) EBITDA of Borrower and Restricted Entities, PLUS (ii) cash dividends received by Borrower and any Restricted Entity and cash dividends declared for the benefit of Borrower or any Restricted Entity provided that any such declared dividends are received prior to the date upon which Borrower delivers financial statements pursuant to Section 5.3(b) for such fiscal quarter, MINUS

    (iii) distributions made by Borrower or any Restricted Entity to minority shareholders MINUS (iv) EBITDA generated by any assets or operations sold by Borrower or any Restricted Entity during such period ("CASH FLOW") up to and including the date of sale (all as shown on the financial statements of Borrower and Restricted Entities required to be delivered pursuant to
    Section 5.3(b) hereof).

         B. Section 1.8 of the Credit Agreement is hereby amended by deleting the phrase reading "plus the Applicable Margin" from such section.

         C. Section 1.42 of the Credit Agreement is hereby amended by deleting the phrase reading "Ticketmaster-New Orleans, Inc. and" from such section.

         D. Section 1.53 of the Credit Agreement is hereby amended by deleting the phrase reading "plus the Applicable Margin" from such section.

         E. Section 1.58 of the Credit Agreement is hereby amended by deleting the reference to "Section 1.20" therefrom and substituting therefor reference to "Section 1.23."

         F. Section 2.14 of the Credit Agreement is hereby amended by deleting the word "be" therefrom and substituting therefor the phrase reading "survive the termination of this Agreement as."

         G. Subsection (b) of Section 2.8 of the Credit Agreement is hereby amended by deleting the parenthetical clause reading "(the entire amount of such proceeds being `IPO Proceeds')" and substituting therefor a parenthetical clause reading "(the entire amount of the net cash proceeds for any such issuance of equity securities, regardless of whether the preceding enterprise valuation or net cash proceeds thresholds are satisfied, being `IPO Proceeds')."

         H. Section 4.6 of the Credit Agreement is hereby amended by inserting the following sentence as the second sentence thereof:

         Such unaudited financial statements were prepared in accordance with GAAP and present fairly the financial condition of Borrower and its Subsidiaries, subject, however, to normal year-end adjustments.

         I. Section 6.4 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (g) thereof and substituting therefor a comma (,) and by adding the following clause (h) at the end thereof:

          , and (h) purchase money debt, in an aggregate outstanding principal amount not exceeding $1,000,000 at any time, secured by Liens permitted under Section 6.5(f).

         J. Section 6.12 of the Credit Agreement is hereby amended by deleting the proviso from the second sentence of the last paragraph thereof and substituting therefor the following proviso:

         provided that after making such acquisition or investment (i) the creditors of such Person shall not have direct or indirect recourse of any kind whatsoever to the assets or revenues of the Borrower or any Restricted Entity except as a result of bona fide intercompany transactions in the ordinary course of business permitted by Section 6.15B through 6.15I or Contingent Obligations permitted by Section 6.7 (i.e. such Person shall be bankruptcy remote from Borrower and each Restricted Entity) and (ii) the provisions of Section 6.8(k), if applicable, are satisfied.

         K. Section 7.1(m) of the Credit Agreement is hereby deleted and the following substituted therefor:

              (m) TERMINATION OF LOAN DOCUMENTS, ETC. Any of the Loan Documents in existence on the Closing Date, or any Guaranty or Trademark Mortgage and Assignment Agreement executed and delivered after the Closing Date (but only following the execution and delivery thereof), or any material provision in any of them, shall be declared by a court of competent jurisdiction to have ceased to be in full force and effect for any reason other than a release or termination thereof upon the full payment and satisfaction of the Obligations (other than Residual Obligations), or Borrower or any Guarantor shall so claim or assert in any writing, or any Guarantor shall seek to revoke the Guaranty to which it is a party, or any Pledge Agreement or Trademark Mortgage and Assignment Agreement (after the execution and delivery thereof) shall fail for any reason to create a security interest in any Collateral purported to be encumbered thereby or any such security interest shall fail to be perfected except to the extent such nonperfection results from the Agent's gross negligence or willful misconduct.

         L. Section 9.1(a) of the Credit Agreement is hereby amended by inserting at the end of clause (iv) thereof (immediately following the word "Documents") a parenthetical clause reading "(it being agreed and understood, in any event, that the consent of all Lenders shall be required for any release of Collateral that would cause the aggregate fair market value of the Collateral released after the Closing Date (valued as of the applicable release dates) to exceed 20% of the fair market value of the Collateral then securing Borrower's obligations hereunder, such fair market values being reasonably determined by Borrower's board of directors in good faith)."

         M. Section 9.4(c) of the Credit Agreement is hereby amended by deleting the word "be" therefrom and substituting therefor the phrase reading "survive the termination of this Agreement as."

         1.3  AMENDMENT OF SCHEDULES

         A. SCHEDULE A: LENDERS. SCHEDULE A to the Credit Agreement is hereby amended by deleting said SCHEDULE A in its entirety and substituting in place thereof a new SCHEDULE A in the form of ANNEX A to this Amendment.

         B.  SCHEDULE 9.2:  LENDERS' NOTICE ADDRESS.  SCHEDULE 9.2 to the
Credit Agreement is hereby amended by deleting said SCHEDULE 9.2 in its entirety and substituting in place thereof a new SCHEDULE 9.2 in the form of ANNEX B to this Amendment.

         1.4  MODIFICATION OF EXHIBIT

         EXHIBIT 5.3(b): FORM OF COMPLIANCE CERTIFICATE. EXHIBIT 5.3(b) to the Credit Agreement is hereby amended by deleting Attachment No. 1 therefrom in its entirety and substituting therefor Attachment No. 1 in the form of ANNEX C to this Amendment.

         SECTION 2.     ADDITIONAL NOTES

         Borrower agrees to execute and deliver to Agent for Wells Fargo Bank, National Association and each New Lender a Revolving Loan Note and a Term Loan
Note in the amount of such Lender's Revolving Loan Commitment and Term Loan Commitment (after giving effect to the assignments by Wells Fargo Bank, National Association to the New Lenders) (each an "ADDITIONAL NOTE" and collectively the "ADDITIONAL NOTES"), in the form of Exhibit 1.65A and 1.65B, respectively, to the Credit Agreement. Each of the parties hereto hereby acknowledges and agrees that each Additional Note is a Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Additional Notes shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents.

         SECTION 3.     ADDITION OF LENDERS; NOTICE ADDRESSES

         The Credit Agreement is hereby amended to include each New Lender as a Lender for all purposes and, as such, each New Lender shall hereby become vested with all the rights, powers, privileges and duties of a Lender under the Credit Agreement and each of the other Loan Documents. For purposes of the Credit Agreement, the address of the New Lenders shall be as set forth on SCHEDULE 9.2 in the form of ANNEX B to this Amendment.

         SECTION 4.     CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

         A. On or before the Second Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

              1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and approving and authorizing the execution, delivery and payment of the Additional Notes, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

              2. Signature and incumbency certificates of its officers executing this Amendment and the Additional Notes; and

              3.   Executed copies of this Amendment and the Additional Notes.

         B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

         C. On or before the Second Amendment Effective Date, Agent shall have received from each Existing Lender and each New Lender an executed copy of this Amendment.

         D. On or before the Second Amendment Effective Date, the Lenders shall have received a letter from Neal Gerber & Eisenberg, counsel to Borrower, authorizing each Lender to rely on the opinion of such counsel delivered in connection with the closing of the Credit Agreement as if such opinion were addressed to each such Lender as of the date of such opinion.

         E. Promptly after the Second Amendment Effective Date, Wells Fargo Bank, National Association shall return to Borrower the Notes heretofore delivered to such Lender marked "Cancelled".

         SECTION 5.     BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:
         A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment, to issue the Additional Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the issuance, delivery and payment of the Additional Notes have been duly authorized by all necessary corporate action on the part of Borrower and the Credit Support Parties, as the case may be.

         C. NO CONFLICT. The execution, delivery and performance by each of Borrower and Guarantors of this Amendment and, in the case of Borrower, the Additional Notes do not violate any provision of any law or regulation applicable to such Person the violation of which could reasonably be expected to have a Material Adverse Effect, or contravene any provision of such Person's articles of incorporation or by-laws, or result in or constitute a Defined Default under any contract, obligation, indenture or other instrument to which such Person is a party or by which such Person may be bound which default could reasonably be expected to have a Material Adverse Effect.

         D. GOVERNMENTAL CONSENTS. No Governmental Approval is required in connection with the execution, delivery and performance by Borrower or any Guarantor of this Amendment or the Additional Notes, the performance by Borrower of the Amended Agreement or the performance by Borrower or any Guarantor of the transactions contemplated hereby or thereby or to ensure the legality, validity or enforceability hereof or thereof.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are, and the Additional Notes, when executed and delivered, will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 6.     ACKNOWLEDGEMENT AND CONSENT

         Each Guarantor is a party to the Guaranty and, in the case of certain Guarantors, the Guarantor Pledge Agreement pursuant to which each Guarantor has guarantied the Obligations on the terms (and to the extent) set forth in the Guaranty and certain Guarantors have created Liens in favor of Agent on certain Collateral to secure the Obligations on the terms (and to the extent) set forth in the Guarantor Pledge Agreement. The Third Party Pledgor has created a Lien on certain Collateral to secure the Obligations pursuant to (and to the extent set forth in) the Third Party Pledge Agreement. The Guarantors and the Third Party Pledgor are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Guarantor Pledge Agreement and the Third Party Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible in accordance with the applicable provisions of the Credit Support Documents the payment and performance of all guarantied or secured obligations. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Borrower under the Additional Notes.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and

(ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

         SECTION 7.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             BORROWER:

                             TICKETMASTER GROUP, INC.,
                             AN ILLINOIS CORPORATION


                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------

                             CREDIT SUPPORT PARTIES:

                             TICKETMASTER CORPORATION,
                             AN ILLINOIS CORPORATION


                             By:
                                  ---------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-SOUTHERN
                             CALIFORNIA, INC., A CALIFORNIA
                             CORPORATION


                             By:
                                  ---------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-ARIZONA, INC., AN
                             ARIZONA CORPORATION


                             By:
                                  ----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER CORPORATION OF
                             WASHINGTON, A WASHINGTON
                             CORPORATION


                             By:
                                  ----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-COLORADO, INC., A
                             COLORADO CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-INDIANA, INC., AN
                             INDIANA CORPORATION



                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-GEORGIA, INC., A
                             GEORGIA CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER-CHICAGO, INC., AN
                             ILLINOIS CORPORATION


                             By:
                                  ---------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-PITTSBURGH, INC., A
                             PENNSYLVANIA CORPORATION



                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-MIDWEST, INC., A
                             MINNESOTA CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-MID ATLANTIC, INC.
                             A VIRGINIA CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER ADVERTISING COMPANY, AN ILLINOIS CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TMC CONSULTANTS, INC., AN
                             ILLINOIS CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-TENNESSEE, INC., A
                             TENNESSEE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-LAS VEGAS, INC., A
                             NEVADA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER-WISCONSIN, INC., A
                             WISCONSIN CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TMNY HOLDINGS, INC., A NEW YORK
                             CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-NEW YORK, INC., A
                             DELAWARE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-MICHIGAN, INC., A
                             MICHIGAN CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER FLORIDA MANAGEMENT CORPORATION, A FLORIDA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER EUROPE, INC.,
                             A DELAWARE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-TEXAS MANAGEMENT
                             CORPORATION, A DELAWARE
                             CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             ENTERTAINMENT STRATEGIES, LTD.,
                             A CALIFORNIA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER MASSACHUSETTS,
                             INC., A MASSACHUSETTS
                             CORPORATION



                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-NEW ORLEANS, INC.,
                             A LOUISIANA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER CORPORATION,
                             A DELAWARE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             PAUL ALLEN



                              -------------------------------

                             EXISTING LENDERS:

                             WELLS FARGO BANK, NATIONAL ASSOCIATION,
                             INDIVIDUALLY AS EXISTING LENDER AND AS AGENT



                             By:
                                  --------------------------------

                             Title:
                                     -----------------------------

                             U.S. BANK OF WASHINGTON, N.A., AS A LENDER



                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------


                             BANQUE NATIONALE DE PARIS, AS A LENDER



                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------

                             NEW LENDERS:


                             FIRST BANK NATIONAL ASSOCIATION, AS A LENDER



                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------

                             BANQUE PARIBAS, AS A LENDER



                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------

                                       ANNEX A


                              RESTATEMENT OF SCHEDULE A

                                      SCHEDULE A
                             LENDERS AND PRO RATA SHARES



        LENDER                   PRO RATA SHARE

Wells Fargo Bank, N.A.            63.42857143%

First Bank National Association   14.28571429%

U.S. Bank of Washington, N.A.      8.57142857%

Banque Paribas                     8.57142857%

Banque Nationale de Paris          5.14285714%

                                       ANNEX B

                                     SCHEDULE 9.2

                                 NOTICE ADDRESSES FOR
                           LENDERS (OTHER THAN WELLS FARGO)



U.S. Bank of Washington, N.A.
10800 NE 8th Street
Suite 1000
Bellevue, WA 98004
(206) 450-5918
FAX: (206) 450-5989
Attention:  Ann Caldwell


First Bank National Association
601 Second Avenue
Minneapolis, MN  55402-4302
(612) 973-1819
FAX: (612) 973-0824
Attention:  Robert W. Miller


Banque Paribas
2029 Century Park East
Suite 3900
Los Angeles, CA  90067
(310) 551-7352
FAX: (310) 556-8759
Attention:  Linda Aleshire


Banque Nationale de Paris
725 South Figueroa Street
Suite 2090
Los Angeles, California  90017
(213) 488-9120
FAX: (213) 488-9602
Attention:  Janice Ho

                                       ANNEX C

                                   ATTACHMENT NO. 1
                              TO COMPLIANCE CERTIFICATE



         Capitalized terms used herein shall have the meanings set forth in the Credit Agreement (the "Credit Agreement") dated as of November 18, 1994 among Ticketmaster Group, Inc., an Illinois corporation ("Borrower"), Wells Fargo Bank, National Association, a national banking association and the other financial institutions which are or hereafter become signatories thereto and which are identified on SCHEDULE A thereto, as amended from time to time, and Wells Fargo Bank, National Association, a national banking association, as agent for the Lenders thereunder. Subsection references herein relate to the subsections of the Credit Agreement. Reference should be made to the relevant sections (and related definitions) set forth in the Credit Agreement with respect to concepts stated below in summary fashion. If a conflict exists, the Credit Agreement shall control.


A.  LIQUIDITY RATIO

    1.   Cash                                        $
                                                       ----------

    2.   Cash Equivalents                            $
                                                       ----------

    3.   Client Accounts Receivables                 $
                                                       ----------

    4.   Client Accounts Payable                     $
                                                       ----------

    5.   Liquidity (lines (1+2+3) - line 4)          $
                                                       ----------

    6.   Minimum liquidity under Section 5.9(a)      $1.00


B.  MAXIMUM LEVERAGE RATIO (as of              , 19  )
                                   -------------    --

    1.   (a)  Debt with respect to borrowed
              money:                                 $
                                                       ----------

         (b)  Proximate Contingent Obligations:      $
                                                       ----------

         (c)  Total of (a) and (b):                  $
                                                      ----------

    2.   (a)  EDITDA (see line D8 below):            $
                                                      ----------

         (b)  Cash dividends:                        $
                                                       ----------

         (c)  Distributions to minority
              interests:                             $
                                                      ----------

         (d)  EDITDA generated by assets
              or operations sold:                    $
                                                       ----------

         (e)  Cash Flow for the twelve month         $
              period then ended ((a)+(b)-              ----------
              (c)-(d)):


    3.   Leverage Ratio (line 1(c):line 2(e)):           :1.00
                                                      ----

    4.   Maximum Permissible Leverage Ratio
         for period under subsection 5.9(b):             :1.00
                                                      ----

C.  FREE CASH FLOW COVERAGE RATIO (as of             , 19  )
                                          ------------    --

    1.   (a)  Cash Flow for the twelve month
              period then ended (see line B2(e)      $
               above)                                  ----------

         (b)  Capital Expenditures for
              the twelve month period then
              ended:                                 $
                                                       ----------

         (c)  Dividends paid in cash during
              such period on any equity
              securities issued by Borrower:         $
                                                       ----------
         (d)  Redemptions of any such
              securities or other withdrawals
              of equity for cash during such
              period:                                $
                                                       ----------

         (e)  Total of ((a)-((b)+(c)+(d))):          $
                                                       ----------

    2.   Sum of all payments made on account
         of principal of, or interest on,
         Debt (other than principal paid on
         Debt under Existing Credit Agreement
         and Debt described on Schedule 2.1(a)):     $
                                                       ---------

    3.   Free Cash Flow Coverage Ratio
         (line 1(e):line 2):                             :1.00
                                                      ----

    4.   Minimum Free Cash Flow Coverage Ratio
         under Section 5.9(c):                       1.50:1.00

D.  MINIMUM EBITDA  (as of          , 19  )
                            ----------    --

    1.   Earnings of Borrower for
         the Fiscal Year:                            $
                                                       -----------

    2.   Total interest expense:                     $
                                                       -----------

    3.   Provision for taxes based on
         income:                                     $
                                                       -----------

    4.   Total depreciation expense:                 $
                                                       -----------

    5.   Total amortization expense:                 $
                                                       -----------

    6.   Minority interests:                         $
                                                       -----------

    7.   Non-recurring and non-ordinary
         losses, losses from asset sales
         in excess of $500,000:                      $
                                                       -----------

    8.   Non-recurring and non-ordinary
         gains, gains from asset sales
         in excess of $500,000:                      $
                                                       -----------

    9.   Equity interest in Earnings of Unrestricted
         Entities (to the extent included above):    $
                                                       -----------

    10.  EBITDA (1+2+3+4+5+6+7-(8+9)):               $
                                                       -----------

    11.  Minimum EBITDA required under
         subsection 5.9(d):

         (a)  Fiscal Year ended 1/31/95                $34,000,000

         (b)  Fiscal Years ending thereafter           $36,000,000

E.  ADJUSTED LEVERAGE RATIO (as of           , 19  )
                                    ----------    --

    1.   Debt for borrowed money and
         reimbursement obligations for
         letters of credit other than
         secured Term Loans:                         $
                                                       ----------

    2.   (a)  EBITDA:                                $
                                                       ----------

         (b)  cash dividends received and
         unrestricted cash dividends
         declared:                                   $
                                                       ----------

         (c)  distributions to minority
         shareholders:                               $
                                                       ----------

         (d)  EBITDA generated by assets or
              operations sold:                       $
                                                       ----------

         (e)  Total ((a)+(b)-(c)-(d)):               $
                                                       ----------

    3.   Adjusted Leverage Ratio
         (line 1:line 2(e)):                            :1.00
                                                      ---

F.  CAPITAL EXPENDITURES (as of             , 1994)
                                 ------------

    1.   Capital Expenditures year to date:          $
                                                       ----------

    2.   Maximum permissible Capital
         Expenditures under Section 6.2:             $10,000,000

G.  OTHER INDEBTEDNESS (as of             , 19  )
                               -------------    --

    1.   Capital lease obligations:                  $
                                                       ----------

    2.   Maximum permissible capital lease
         obligations under Section 6.4:              $3,000,000

    3.   Purchase money debt:                        $
                                                       ----------

    4.   Maximum permissible amount of purchase
         money debt under Section 6.4:               $1,000,000

H.  MAKE-WELL AGREEMENTS (as of         , 19  )
                                 ---------    --

    1.   Aggregate liability under all
         Make-Well Agreements:                       $
                                                       ----------

    2.   50% of Cash Flow (see line B2(e)
         above)                                      $
                                                       ----------

    3.   Greater of line H2 and
         $15,000,000                                 $
                                                       ----------

I.  ACQUISITIONS (as of          , 19  )
                         ----------    --

    1.   Aggregate Debt of all Acquisition
         Candidates acquired in the fiscal
         year:                                       $
                                                       ----------

    2.   Maximum permissible aggregate Debt
         of all Acquisition Candidates
         under Section 6.12:                         $1,000,000

    3.   Acquisition Candidate's EDITDA
         for prior 12 months (PROVIDE FOR
         EACH ACQUISITION CANDIDATE):                $
                                                       ----------



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